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                                                                    Exhibit 99.2

                                                 April 28, 2000

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York  10036


            Re: DISTRIBUTION OF ITURF SHARES

Ladies and Gentlemen:

      Congress Financial Corporation ("Lender") has entered or is about to enter into financing arrangements with dELiA*s Inc. ("dELiA*s") and the subsidiaries of dELiA*s listed on Schedule 1 hereto (each, together with dELiA*s, individually, a "Borrower" and collectively "Borrowers") pursuant to which Lender may make loans and advances and provide financial accommodations to Borrowers as set forth in the Amended and Restated Credit Agreement, dated of even date herewith, by and among Lender and Borrowers (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Credit Agreement"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this letter agreement (all of the foregoing, together with the Credit Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

      dELiA*s sold 1,075,000 shares of Capital Stock of iTurf consisting of Class B common stock (which was converted upon sale to Class A common stock) in the fourth quarter of 1999 and registered another 925,000 shares of Capital Stock of iTurf consisting of Class B common stock for sale by dELiA*s to the public (which will be converted upon sale to Class A common stock). dELiA*s owns an additional 10,500,000 shares of Capital Stock of iTurf consisting of Class B common shares. Such 10,500,000 shares are referred to herein as the "iTurf Shares".

      The Credit Agreement provides that dELiA*s may distribute such 10,500,000 shares to the stockholders of dELiA*s subject to such terms and conditions as Borrowers and Lender may agree. Set forth herein are such terms and conditions.

      Accordingly, the parties hereto agree as follows:

      1. Subject to the terms and conditions contained herein, dELiA*s may distribute the iTurf Shares to its shareholders, PROVIDED, THAT, as to any such distribution each of the following conditions is satisfied as determined by
Lender:
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            (a) Lender shall have received not less than ten (10) Business Days prior written notice of the intention of dELiA*s to distribute any iTurf Shares together with such information with respect thereto as Lender may request;

            (b) as of the date of such distribution and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing;

            (c) in no event shall any such distribution be made prior to November 1, 2000;

            (d) Lender shall have received the audited financial statements of dELiA*s and its Subsidiaries for the fiscal year ended January 31, 2001, together with the unqualified opinion of the independent public accountants of Borrowers, in accordance with Section 6.2 of the Credit Agreement (or at Lender's option, Lender may accept instead preliminary financial statements for such period certified by senior management of dELiA*s that such statements are correct in all material respects);

               (e) Lender shall have determined based on such audited financial statements that each of the following for dELiA*s and its existing consolidated Subsidiaries for the fiscal year ended January 31, 2001 are not less than the amount indicated below:

                  EBITDA                  Negative $649,991

                  Net Sales               $171,498,538

                  Gross Profit            $81,013,079

                  Net Income              Negative $4,052,133.

      2. Notwithstanding that any of the conditions set forth in Section 1 above have not been satisfied, dELiA*s may distribute the iTurf Shares to its shareholders, PROVIDED, THAT, as to any such other distribution each of the following conditions is satisfied as determined by Lender:

            (a) Lender shall have received not less than ten (10) Business Days prior written notice of the intention of dELiA*s to distribute any iTurf Shares, together with such information with respect thereto as Lender may request;

            (b) as of the date of such distribution and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing;

            (c) in no event shall any such distribution be made prior to November 1, 2000;

            (d) as of the date of such distribution, the Excess Availability (as defined in Section 4 below) for each of the immediately preceding thirty (30) consecutive days shall have been not less than $7,500,000 and as of the date of such distribution and after giving effect thereto, the Excess Availability shall be not less than $7,500,000.


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        3. In the event that dELiA*s shall elect to make a distribution of the
iTurf Shares at any time that the conditions set forth in Section 1 hereof have not been satisfied, based on the satisfaction of the conditions set forth in
Section 2 above, effective as of the date of such distribution immediately prior thereto and at all times thereafter, the percentage of the Value of the Eligible Inventory used in the definition of the term Borrowing Base in the Credit Agreement shall be amended to be the lesser of (a) fifty (50%) percent or (b) eighty-five (85%) percent of the Net Recovery Percentage.

      4. For purposes hereof, the term "Excess Availability" shall have the meaning given to such term in the Credit Agreement, except that the percentage of the Value of the Eligible Inventory used in the definition of the term Borrowing Base for shall be the lesser of fifty (50%) percent or eighty-five (85%) percent of the Net Recovery Percentage for purposes of calculating the Borrowing Base as such term is used in the definition of the term Excess Availability.

      5. For purposes hereof, the term "EBITDA" shall mean earning before interest, taxes, depreciation and amortization of dELiA*s and its existing consolidated Subsidiaries (other than iTurf) as calculated in accordance with GAAP and in the same manner as in the projections provided by Borrowers to Lender attached hereto as Exhibit A and each of the components of EBITDA shall be calculated in accordance with GAAP and in the same manner as in such projections. For purposes hereof, the terms "Net Sales", "Gross Profits", and "Net Income" shall each have the same meanings and be calculated in the same manner as in such projections and in accordance with GAAP and shall only be calculated based on the performance of dELiA*s and it existing consolidated Subsidiaries. In no event shall Net Income (or any components in the calculation thereof, or Net Sales or Gross Profits) for this purpose include therein any extraordinary and/or unusual and non-recurring gains or any results related to iTurf, or any gain together with any related Provision for Taxes for such gain realized upon the sale or other disposition of any assets that are not sold in the ordinary course of business (including, without limitation, dispositions pursuant to sale and leaseback transactions or any sale of the Capital Stock or any material portion of the assets of TSI Soccer Corporation or TSI Retail Company) or of any Capital Stock of such Person or a Subsidiary of such Person or any net income realized or loss incurred as a result of changes in accounting principles or the application thereof to such Person.

      6. Neither this letter agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender, and as to amendments or modifications, as also signed by an authorized officer of dELiA*s. This letter agreement represents the entire agreement and understanding concerning the subject matter hereof and supersedes all prior negotiations and discussions, proposals, offers and commitments concerning the subject matter hereof, whether oral or written.

      7. This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to principles of conflicts of law).


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      8. This letter agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement.

      9. This letter agreement shall be binding upon each Borrower and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

      The parties hereto have caused this letter agreement to be duly authorized, executed and delivered by their respective authorized officers as of the date first written above.

                                          Very truly yours,

                                          dELiA*s INC.


                                          By: /s/ Timothy B. Schmidt
                                              ----------------------------------
                                              Name: Timothy B. Schmidt
                                              Title: Senior Vice President


                                          dELiA*s DISTRIBUTION COMPANY


                                          By: /s/ Timothy B. Schmidt
                                              ----------------------------------
                                              Name: Timothy B. Schmidt
                                              Title: Senior Vice President


                                          dELiA*s FOREIGN SALES
                                          CORPORATION


                                          By: /s/ Timothy B. Schmidt
                                              ----------------------------------
                                              Name: Timothy B. Schmidt
                                              Title: Senior Vice President


                                          dELiA*s OPERATING COMPANY


                                          By: /s/ Timothy B. Schmidt
                                              ----------------------------------
                                              Name: Timothy B. Schmidt
                                              Title: Senior Vice President


                     [EXECUTIONS CONTINUED FROM PRIOR PAGE]


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                                          dELiA*s PROPERTIES INC.


                                          By: /s/ Timothy B. Schmidt
                                              ----------------------------------
                                              Name: Timothy B. Schmidt
                                              Title: Senior Vice President


                                          dELiA*s RETAIL COMPANY


                                          By: /s/ Timothy B. Schmidt
                                              ----------------------------------
                                              Name: Timothy B. Schmidt
                                              Title: Senior Vice President


                                          SCREEEM! INC.


                                          By: /s/ Timothy B. Schmidt
                                              ----------------------------------
                                              Name: Timothy B. Schmidt
                                              Title: Senior Vice President


                                          STORYBOOK INC.


                                          By: /s/ Timothy B. Schmidt
                                              ----------------------------------
                                              Name: Timothy B. Schmidt
                                              Title: Senior Vice President


                                          TSI SOCCER CORPORATION


                                          By: /s/ Timothy B. Schmidt
                                              ----------------------------------
                                              Name: Timothy B. Schmidt
                                              Title: Senior Vice President


                                          TSI RETAIL COMPANY


                                          By: /s/ Timothy B. Schmidt
                                              ----------------------------------
                                              Name: Timothy B. Schmidt
                                              Title: Senior Vice President


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Accepted as of the date first written above:

CONGRESS FINANCIAL CORPORATION


By: /s/ VIRGINIA J. PULVERENTI
   ------------------------------
   Name: Virginia J. Pulverenti
   Title: First Vice President


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